Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Introduction

On October 6, 2022, Tingo, Inc., a Nevada corporation (“Tingo” or the “Seller”), entered into the Second Amended and Restated Merger Agreement (the “Second Amended Agreement”) with MICT, Inc., a Delaware corporation (“MICT”), which amends the Amended and Restated Merger Agreement between the parties dated June 15, 2022 (the “Amended Agreement”).

Pursuant to the Second Amended Agreement, (i) Tingo shall form a British Virgin Islands company and wholly-owned subsidiary (“Tingo Sub”) and transfer into Tingo Sub all of its rights, title, interest and liabilities in all of its other subsidiaries, and (ii) MICT shall form a Delaware corporation and wholly-owned subsidiary (“Delaware Sub”) and cause Delaware Sub to form a British Virgin Islands company and wholly-owned subsidiary of Delaware Sub (“BVI Sub”).

Subject to the terms and conditions set forth in the Second Amended Agreement, upon the consummation of the transactions contemplated therein (the “Closing”), BVI Sub will merge with and into Tingo Sub (the “Business Combination” and, together with the other transactions contemplated by the Second Amended Agreement, the “Transactions”), with the BVI Sub continuing as the surviving company in the Business Combination and a wholly- owned subsidiary of Delaware Sub.

As consideration for the Merger, the Seller shall receive from MICT, in the aggregate, (a) 25,783,675 shares of MICT common stock equal to approximately 19.9% of the total issued and outstanding MICT Common Stock; (ii) 2,604.28 shares of Series A Preferred Stock convertible into 26,042,808 shares of MICT common stock equal to approximately 20.1% of the total issued and outstanding MICT common stock; and (iii) 33,687.21 shares of Series B Preferred Stock convertible into 336,872,138 shares of MICT Common Stock equal to approximately 35% of the total issued and outstanding MICT common stock (collectively the “Merger Consideration”). The Series A Preferred Stock only automatically converts upon the approval of MICT’s stockholders. The Series B Preferred Stock only automatically converts upon the approval of MICT’s stockholders and upon Nasdaq’s approval of the change of control of MICT.

Of the aggregate Merger Consideration, 5% of such common stock and preferred stock shall be held in escrow for a period of up to two years after the closing of the Merger and will serve as the sole source of payment for any obligations incurred by Tingo’s pre-closing stockholders in relation to any indemnification claims.

The unaudited pro forma condensed combined balance sheet as of September 30, 2022 and the unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2022 and for the year ended December 31, 2021, combine the historical financial statements of MICT with the historical financial statements of Tingo to give effect to the Business Combination. The Business Combination is reflected as if it had occurred on January 1, 2021 with respect to the unaudited pro forma condensed combined statements of operations and on September 30, 2022 with respect to the unaudited pro forma condensed combined balance sheet.

Accounting for the Merger

The financial statements of MICT and Tingo were prepared in accordance with United States generally accepted accounting principles. Notwithstanding the legal form of the merger agreement, the business combination will be accounted for under the acquisition method in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 805 “Business Combinations” (“ASC 805”)

In accordance with ASC 805, the Company has determined that (a) both MICT and Tingo represent businesses; (b) MICT is the accounting acquirer, meaning the transaction is a forward acquisition; (c) Tingo is subject to acquisition accounting, with a write-up of its net assets to fair value; and (d) the difference between the fair value of the purchase consideration and the fair value of Tingo’s net assets represents goodwill.

MICT has been determined to be the accounting acquirer based on evaluation of the following facts and circumstances:

●	MICT’s existing shareholders will have the greatest voting power, initially with an 80.1% interest in the combined entity.

●	MICT will have the majority of the initial Board of Director representation (66.6%) as well as significant influence to elect future Board members; and

●	MICT’s senior management team, consisting of Darren Mercer, CEO and Kevin Chen, CFO, will be the senior management of the combined entity following the consummation of the Business Combination.

The unaudited pro forma condensed combined financial information should be read in conjunction with the financial statements of each of MICT and Tingo, which are incorporated by reference into this filing.

The unaudited pro forma adjustments give effect to events that are directly attributable to the proposed transaction and are based on available data and certain assumptions that management believes are factually supportable.

The unaudited pro forma condensed combined financial information is presented for informational purposes only, in order to aid you in your analysis of the financial aspects of the proposed transaction. The unaudited pro forma condensed combined financial information described above has been derived from the historical financial statements of MICT and Tingo. The unaudited pro forma condensed combined financial information is based on MICT’s accounting policies. Further review may identify additional differences between the accounting policies of MICT and Tingo. The unaudited pro forma adjustments and the pro forma condensed combined financial information do not reflect the impact of synergies or post-transaction management actions and are not necessarily indicative of the financial position or results of operations that may have occurred had the transactions taken place on the dates noted, or of MICT’s future financial position or operating results.

MICT, Inc

Unaudited Pro Forma Condensed Combined Balance Sheet

As of September 30, 2022

			Transaction
			Accounting		Pro Forma
	MICT	Tingo	Adjustments		Combined
	Note A	Note B	Note C
Assets
Current Assets:
Cash	$68,351,000	$246,550,136	$(3,202,894)	(c)	$311,698,242
Accounts and other receivables, net	9,084,000	386,037,551	(61,918)	(d)	395,059,633
Related parties	8,533,000	-	(3,700,000)	(d)	4,833,000
Other current assets	10,319,000	-	-		10,319,000
Total Current Assets	96,287,000	632,587,687	(6,964,812)		721,909,875
Property and equipment, net	611,000	876,114,483	-		876,725,483
Intangible assets, net	19,059,000	779,697	669,258,303	(a)	689,097,000
Goodwill	19,788,000	-	2,680,822,755	(a)	2,700,610,755
Right-of-use assets	1,711,000	-	-		1,711,000
Long-term deposit and prepaid expenses	508,000	-	-		508,000
Deferred tax assets	2,893,000	-	-		2,893,000
Restricted cash escrow	2,388,000	-	-		2,388,000
Micronet ltd. equity method investment	924,000	-	-		924,000
Total long-term assets	47,882,000	876,894,180	3,350,081,058		4,274,857,238
Total Assets	$144,169,000	$1,509,481,867	$3,343,116,246		$4,996,767,113
Liabilities, Temporary Equity and Stockholders’ Equity

Current Liabilities:
Short-term loan	$761,000	$3,659,945	$(3,500,000)	(d)	$920,945
Accounts payable and accruals	8,536,000	3,593,658	(261,918)	(d)	11,867,740
Deposit held on behalf of clients	1,495,000	-	-		1,495,000
Obligations to related party	728,000	85,574,855	-		86,302,855
Lease liabilities - current portion	1,025,000	-	-		1,025,000
Deferred income - current portion	-	336,752,128	-		336,752,128
Value added tax - current portion	-	26,515,899	-		26,515,899
Tax liability	-	144,295,342	-		144,295,342
Other current liabilties	7,121,000	-	-		7,121,000
Total current liabilities	19,666,000	600,391,827	(3,761,918)		616,295,909
Long-term Liabilties:
Lease liabilties	763,000	-	-		763,000
Deferred tax liabilities	3,340,000	4,160,098	201,011,000	(a)	208,511,098
Accrued severance pay	49,000	-	-		49,000
Total long-term liabilities	4,152,000	4,160,098	201,011,000		209,323,098
Total liabilities	23,818,000	604,551,925	197,249,082		825,619,007
Reedeemable Series A preferred stock	-	-	271,618,000	(a)	271,618,000
Reedeemable Series B preferred stock	-	-	3,513,467,000	(a)	3,513,467,000
Stockholders’ Equity:
Common stock	129,566	1,227,516	(1,201,732)	(a), (b)	155,350
Common stock - Class B	-	65,000	(65,000)	(b)	-
Additional paid in capital	224,888,434	419,181,135	(150,291,919)	(a), (b)	493,777,650
Accumulated other comprehensive (loss) income	(522,000)	-	-		(522,000)
Accumulated (deficit) surplus	(107,088,000)	612,007,343	(615,210,237)	(b), (c)	(110,290,894)
Deferred stock compensation	-	(43,282,593)	43,282,593	(b)	-
Translation reserve	-	(84,268,459)	84,268,459	(b)	-
Sub-total	117,408,000	904,929,942	(639,217,836)		383,120,106
Non-controlling interests	2,943,000	-	-		2,943,000
Total Stockholders’ Equity	120,351,000	904,929,942	(639,217,836)		386,063,106
Total Liabilities, Temporary Equity and Stockholders’ Equity	$144,169,000	$1,509,481,867	$3,343,116,246		$4,996,767,113

See notes to unaudited pro forma condensed combined financial information.

MICT, Inc.

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Nine Months Ended September 30, 2022

		Tingo			Transaction
		As	Reclassify	As	Accounting		Pro Forma
	MICT	Reported	Adjustments	Reclassified	Adjustments		Combined
	Note A		Note B		Note C
Net Revenues	$35,278,000	$817,443,320	$-	$817,443,320	$-		$852,721,320
Cost of revenues	28,746,000	28,374,179	313,915,790	342,289,969	-		371,035,969
Gross profit	6,532,000	789,069,141	(313,915,790)	475,153,351	-		481,685,351

Operating Expenses:
Payroll and related expenses	-	53,036,574	(53,036,574)	-	-	(d)	-
Distribution expenses	-	913,102	(913,102)	-	-		-
Research and development expenses	1,509,000	-	1,078,000	1,078,000	-		2,587,000
Selling and marketing expenses	4,873,000	-	1,952,400	1,952,400	-		6,825,400
Professional fees	-	69,255,362	(69,255,362)	-	-	(d)	-
Bank fees and charges	-	1,297,297	(1,297,297)	-	-		-
Depreciation and amortization	-	313,915,790	(313,915,790)	-	-		-
Amortization of intangible assets	2,381,000	-	568,569	568,569	53,803,046	(a)	56,752,615
General and administrative expenses - other	30,224,000	7,812,627	121,017,186	128,829,813	-		159,053,813
Bad debt expenses	-	113,820	(113,820)	-	-		-
Total operating expenses	38,987,000	446,344,572	(313,915,790)	132,428,782	53,803,046		225,218,828
Income (loss) from operations	(32,455,000)	342,724,569	-	342,724,569	(53,803,046)		256,466,523

Other Income (Expense):
Loss from equity investment	(557,000)	-	-	-	-		(557,000)
Other income	535,000	990,525	-	990,525	-		1,525,525
Financial expense, net	(718,000)	(65,918)	-	(65,918)	-		(783,918)
Total other income (expense)	(740,000)	924,607	-	924,607	-		184,607
Income (loss) before income taxes	(33,195,000)	343,649,176	-	343,649,176	(53,803,046)		256,651,130
Income tax provision (benefit)	(1,782,000)	147,737,398	-	147,737,398	(16,311,478	)(b)	129,643,920
Net income (loss)	(31,413,000)	195,911,778	-	195,911,778	(37,491,568)		127,007,210
Net loss attributable to non-controlling stockholders	(719,000)	-	-	-	-		(719,000)
Net income (loss) attributable to controlling stockholders	$(30,694,000)	$195,911,778	$-	$195,911,778	$(37,491,568)		$127,726,210
Net Income (Loss) Per Share - Basic	$(0.24)						$0.85
Net Income (Loss) Per Share - Diluted	$(0.24)						$0.25
Weighted Average Common Shares Outstanding:
- Basic	126,184,400				24,494,491	(c)	150,678,891
- Diluted	126,184,400				388,698,621	(c)	514,883,021

See notes to the unaudited pro forma condensed combined financial information

MICT, Inc.

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Year Ended December 31, 2021

		Tingo			Transaction
	MICT	As Reported	Reclassify Adjustments	As Reclassified	Accounting Adjustments		Pro Forma Combined
	Note A	(as restated)	Note B		Note C
Net Revenues	$55,676,000	$865,838,327	$-	$865,838,327	$-		$921,514,327
Cost of revenues	46,456,000	284,179,088	247,177,230	531,356,318	-		577,812,318
Gross profit	9,220,000	581,659,239	(247,177,230)	334,482,009	-		343,702,009
Operating Expenses
Payroll and related expenses	-	72,990,188	(72,990,188)	-	-	(e)	-
Distribution expenses	-	985,801	(985,801)	-	-		-
Research and development expenses	889,000	-	386,116	386,116	-		1,275,116
Selling and marketing expenses	6,814,000	-	643,528	643,528	-		7,457,528
Professional fees	-	192,842,115	(192,842,115)	-	-	(e)	-
Bank fees and charges	-	926,256	(926,256)	-	-		-
Depreciation and amortization	-	247,177,230	(247,177,230)	-	-		-
Amortization of intangible assets	2,925,000	-	1,187,042	1,187,042	71,308,445	(a)	75,420,487
General and administrative expenses - other	36,488,000	1,278,898	265,626,921	266,905,819	3,202,894	(b)	306,596,713
Bad debt expenses	-	99,247	(99,247)	-	-		-
Total operating expenses	47,116,000	516,299,735	(247,177,230)	269,122,505	74,511,339		390,749,844
Income (loss) from operations	(37,896,000)	65,359,504	-	65,359,504	(74,511,339)		(47,047,835)
Other Income (Expense):
Gain from equity investment	353,000	-	-	-	-		353,000
Loss of controlling equity investment held in Micronet	(1,934,000)	-	-	-	-		(1,934,000)
Loss from decrease in holding percentage in former VIE	(1,128,000)	-	-	-	-		(1,128,000)
Other income, net	1,261,000	360,818	-	360,818	-		1,621,818
Recovered debt	-	55,428	-	55,428	-		55,428
Financial income, net	395,000	-	-	-	-		395,000
Total other income (expense)	(1,053,000)	416,246	-	416,246	-		(636,754)
Income (loss) before income taxes	(38,949,000)	65,775,750	-	65,775,750	(74,511,339)		(47,684,589)
Income tax provision (benefit)	(1,791,000)	104,802,090	-	104,802,090	(21,748,637	)(c)	81,262,453
Net income (loss)	(37,158,000)	(39,026,340)	-	(39,026,340)	(52,762,702)		(128,947,042)
Net loss attributable to non-controlling stockholders	(730,000)	-	-	-	-		(730,000)
Net loss attributable to controlling stockholders	$(36,428,000)	$(39,026,340)	$-	$(39,026,340)	$(52,762,702)		$(128,217,042)
Net Loss Per Share - Basic	$(0.32)						$(0.94)
Net Loss Per Share - Diluted	$(0.32)						$(0.26)
Weighted Average Common Shares Outstanding:
- Basic	112,562,199				24,494,491	(d)	137,056,690
- Diluted	112,562,199				388,698,621	(d)	501,260,820

See notes to the unaudited pro forma condensed combined financial information

Basis of Presentation

The unaudited pro forma condensed combined financial information set forth herein is based upon the historical financial statements of MICT and Tingo. The unaudited pro forma condensed combined financial information is presented as if the Business Combination had been completed on January 1, 2021 with respect to the unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2022 and for the year ended December 31, 2021 and on September 30, 2022 in respect of the unaudited pro forma condensed combined balance sheet.

The unaudited pro forma condensed combined financial information is presented for informational purposes only and is not necessarily indicative of the combined financial position or results of operations had the business combination occurred as of the date indicated, nor is it meant to be indicative of any anticipated combined financial position or future results of operations that the Combined Company will experience after the completion of the business combination.

Pro forma adjustments reflected in the unaudited pro forma condensed combined balance sheet are based on items that are factually supportable and are directly attributable to the Business Combination. Pro forma adjustments reflected in the pro forma condensed combined statements of income are based on items that are factually supportable and directly attributable to the Business Combination. The unaudited pro forma condensed combined financial information does not reflect the cost of any integration activities or benefits from the Business Combination, including potential synergies that may be generated in future periods.

Transaction Accounting Adjustments

Unaudited Pro Forma Condensed Combined Balance Sheet – As of September 30, 2022

The following pro forma adjustments give effect to the business combination.

Note A	Derived from the unaudited condensed consolidated balance sheet of MICT as of September 30, 2022, which are incorporated by reference into this filing.

Note B	Derived from the unaudited condensed consolidated balance sheet of Tingo as of September 30, 2022, which are incorporated by reference into this filing.

Adjustments:

Note C	(a)	It was determined that MICT was the accounting acquirer and Tingo was the accounting acquiree. Thepreliminary purchase price allocation is as follows:

Merger consideration		$4,054,000,000
Less: Acquired tangible net assets		904,150,245
Excess purchase price		3,149,849,755
Fair value adjustments:
Intangible - farmer cooperative	$91,111,000
Intangible - trade names and trade marks	193,761,000
Intangible - software	385,166,000
Intangibles - total	670,038,000
Deferred tax liabilities	(201,011,000)
Total fair value adjustments		469,027,000
Goodwill		$2,680,822,755

The $4,054,000,000 preliminary value of the Merger Consideration transferred was derived using a discounted cash flow analysis with the assistance of a third-party valuation expert.

The pro forma adjustments give effect to the forward acquisition accounting, and specifically (a) to recognize $670,038,000 of Tingo identified intangible assets (including $385,166,000 of software with a 7-year useful life, $193,761,000 of trade names and trademarks with a 17-year useful life and $91,111,000 related to the farmer cooperative with a 15-year useful life), which included $779,697 of historical intangible assets, plus $669,258,303 of incremental intangible assets; (b) to recognize $201,011,000 of Tingo deferred tax liabilities (associated with the identified intangible assets); (c) to recognize Tingo goodwill of $2,680,822,755; and (d) to recognize the $4,054,000,000 value of the Merger Consideration transferred to the accounting acquiree, including (i) $271,618,000 of Redeemable Series A Preferred Stock which is classified as temporary equity; (ii) $3,513,467,000 of Redeemable Series B Preferred Stock which is classified as temporary equity; and (iii) $268,915,000 of common stock (of which $25,784 was recorded as par value and $268,889,216 was recorded as additional-paid- in capital).

(b)	To derecognize Tingo’s historical equity.

(c)	To give effect to the $3,202,894 of MICT post-September 30, 2022 merger expenses that are expected to be incurred, by (1) crediting cash; and (2) debiting accumulated surplus (deficit).

(d)	To eliminate MICT’s $3,700,000 loaned to Tingo, plus $61,918 of accrued interest.

Unaudited Pro Forma Condensed Combined Statement of Operations For The Nine Months Ended September 30, 2022

Note A	Derived from the unaudited condensed consolidated statement of operations of MICT for the nine months ended September 30, 2022, which are incorporated by reference into this filing.

Note B

Derived from the unaudited condensed consolidated statement of operations of Tingo for the nine months ended September 30, 2022, which are incorporated by reference into this filing. In addition, certain operating expense reclassifications were made in order to state the Tingo operating expenses consistent with the operating expense presentation of MICT (the accounting acquirer).

Adjustments:

Note C	a)	The increase of the identified Tingo intangible assets to fair value (based on the preliminary purchase price allocation) resulted in $53,803,046 of incremental amortization of such intangible assets over their useful lives for the nine months ended September 30, 2022.

	b)	The identified definite-lived intangible assets of Tingo resulted in the recognition of deferred tax liabilities. Such deferred tax liabilities resulted in the recognition of $16,311,478 of deferred tax benefits for the nine months ended September 30, 2022, which is directly associated with the recognition of the incremental amortization of Tingo intangible assets.

c)

To give effect to the immediate issuance of 24,494,491 shares of common stock (95% of the 25,783,675 shares of common stock transferred to Tingo as Merger Consideration) to the former Tingo Stockholders which are not subject to indemnification claims, which increases the basic weighted average shares outstanding. Because 1,289,184 shares of common stock (5% of the 446,283,026 shares of common stock issued as Merger Consideration) will be escrowed for up to two years in order to potentially satisfy indemnification claims, the escrowed shares will not be included in basic weighted average shares outstanding becausetheir issuance to former Tingo shareholders is subject to a contingency.

Also, to give effect to the aggregate 388,698,621 shares of common stock equivalents issuable to the former Tingo Stockholders as Merger Consideration, within diluted weighted average shares outstanding.

d)	The historical Tingo income statement for the nine months ended September 30, 2022 included aggregate stock-based compensation of $111,575,211, which is also included in the pro forma combined income statement for the nine months ended September 30, 2022, pursuant to the rules of the Securities and Exchange Commission related to the preparation of pro forma financial statements. MICT did not assume the Tingo stock-based compensation awards in the Business Combination. Post-Business Combination, the former Tingo employees and consultants may receive new stock-based compensation awards, but management doesn’t currently expect the near-term nine month stock-based compensation expense to approach the magnitude of the stock- based compensation recorded in Tingo’s historical income statement for the nine months ended September 30, 2022.

Unaudited Pro Forma Condensed Combined Statement of Operations For The Year Ended December 31, 2021

Note A	Derived from the audited consolidated statement of operations of MICT for the year ended December 31, 2021, which are incorporated by reference into this filing.

Note B	Derived from the audited consolidated statement of operations of Tingo for the year ended December 31, 2021, which are incorporated by reference into this filing. In addition, certain operating expense reclassifications were made in order to state the Tingo operating expenses consistent with the operating expense presentation of MICT (the accounting acquirer).

Adjustments:

Note C	a)	The increase of the identified Tingo intangible assets to fair value (based on the preliminary purchase price allocation) resulted in $71,308,445 of incremental amortization of such intangible assets over their useful lives for the year ended December 31, 2021.

b)	To give effect to the $3,202,894 of MICT post-September 30, 2022 merger expenses that are expected to be incurred. Such costs will not impact the combined income statement beyond 12 months after the acquisition date.

c)	The identified definite-lived intangible assets of Tingo resulted in the recognition of deferred tax liabilities. Such deferred tax liabilities resulted in the recognition of $21,748,637 of deferred tax benefits for the year ended December 31, 2021, which is directly associated with the recognition of the incremental amortization of Tingo intangible assets.

d)	To give effect to the immediate issuance of 24,494,491 shares of common stock (95% of the 25,783,675 shares of common stock transferred to Tingo as Merger Consideration) to the former Tingo Stockholders which are not subject to indemnification claims, which increases the basic weighted average shares outstanding. Because 1,289,184 shares of common stock (5% of the 446,283,026 shares of common stock issued as Merger Consideration) will be escrowed for up to two years in order to potentially satisfy indemnification claims, the escrowed shares will not be included in basic weighted average shares outstanding because their issuance to former Tingo shareholders is subject to a contingency. Also, to give effect to the aggregate 388,698,621 shares of common stock equivalents issuable to the former Tingo Stockholders as Merger Consideration, within diluted weighted average shares outstanding.

e)	The historical Tingo income statement for the year ended December 31, 2021 included aggregate stock-based compensation of $260,798,862, which is also included in the pro forma combined income statement for the year ended December 31, 2021, pursuant to the rules of the Securities and Exchange Commission related to the preparation of pro forma financial statements. MICT did not assume the Tingo stock-based compensation awards in the Business Combination. Post- Business Combination, the former Tingo employees and consultants may receive new stock- based compensation awards, but management doesn’t currently expect the near-term annual stock-based compensation expense to approach the magnitude of the stock-based compensation recorded in Tingo’s historical income statement for the year ended December 31, 2021.